AXA Equitable Life Insurance Company

Supplement dated August 14, 2018 to the current variable annuities prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your contract, please note the following changes:

AXA/Mutual Large Cap Equity Managed Volatility Name and Sub-Adviser Changes

Effective on or about October 1, 2018, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and Franklin Mutual Advisers, LLC (“Franklin Mutual”) with respect to the Portfolio will terminate. Effective on or about October 1, 2018, the Adviser will enter into a new sub-advisory agreement with ClearBridge Investment, LLC (“ClearBridge” or the “Sub-Adviser”) with respect to the Portfolio.

In connection with this change, effective on or about October 1, 2018, the name of the Portfolio will change to “EQ/ClearBridge Select Equity Managed Volatility Portfolio.” As of that date, all references to AXA/Mutual Large Cap Equity Managed Volatility Portfolio in your Prospectus are deleted in its entirety and replaced with “EQ/ClearBridge Select Equity Managed Volatility Portfolio.”

Effective on or about October 1, 2018, all references to Franklin Mutual related to the Portfolio in your Prospectus are deleted in its entirety and replaced with ClearBridge Investment, LLC.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM-01-18 (8.18)	catalog no. 158961
Global Annuities IF/New Biz	#594435
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